Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 1, 2010 (the "Effective Date") between JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, and as a Lender and ESCALADE, INCORPORATED (the "Borrower").

Recital

The Borrower and JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank, and a Lender are parties to that certain Credit Agreement, dated as of April 30, 2009 (as amended by that certain First Amendment to Credit Agreement, dated as of July 29, 2009 and as amended by that certain Second Amendment to Credit Agreement, dated as of September 30, 2009, and as amended by that certain Third Amendment to Credit Agreement dated as of October 30, 2009, the "Credit Agreement").  As of the Effective Date, JPMorgan Chase Bank, N.A. is the only Lender under the Credit Agreement.

On November 22, 2005, the Borrower created a Chinese Subsidiary with a legal name of Martin Yale International (Beijing) Trading Co. ("MYI Beijing") and capitalized it with $718,000.  The Borrower owns 100% of the Equity Interests of MYI Beijing.  The Borrower desires to transfer 100% of the Equity Interests of MYI Beijing to Martin Yale International GmbH ("MYI Germany") (the "Beijing Transfer").

The Borrower executed a Security and Pledge Agreement, dated as of April 30, 2009, in favor of the Administrative Agent, for the ratable benefit of the Lenders (the "Escalade Security Agreement"), pursuant to which the Borrower granted a security interest to the Administrative Agent in substantially all of the Borrower's assets, including without limitation, the Equity Interests of MYI Beijing (but excluding 35% of the issued and outstanding Equity Interests entitled to vote).

MYI Germany desires to transfer all its business operations and assets that are located in Crawley, West Sussex, United Kingdom to Martin Yale International Ltd. (the "UK Transfer"; and collectively with the Beijing Transfer, the "Transfers").

The Credit Agreement prohibits the Transfers and, accordingly, the Borrower has requested that the Administrative Agent and the Lenders consent to the Transfers.

In addition, the Borrower failed to list all of its Subsidiaries on Schedule 3.15 of the Credit Agreement (the "Existing Default") and the Borrower requests the Administrative Agent and Lender to waive the Existing Default and to amend the Credit Agreement to replace Schedule 3.15.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Administrative Agent, the Lender and the Borrower agree as follows:

1.           Amendment to the Credit Agreement - Amendment to Schedule 3.15.  As of the Effective Date, Schedule 3.15 of the Credit Agreement is amended and, as so amended, restated to be identical to Schedule 3.15 attached to this Amendment.

2.           Consent.

(a)         The Administrative Agent and the Lender consent to the Transfers and, effective simultaneously with the completion of the Beijing Transfer, the Administrative Agent releases its security interest granted to it pursuant to the Escalade Security Agreement in the Equity Interests of MYI Beijing.

(b)         The consent set forth in this Section 2 is a one-time consent and applies only to the Transactions and shall not be deemed to be a waiver by Lender to any transfer not specifically described in this Section 2.

            3.           Waiver of Existing Default.  Subject to the other terms of this Amendment, the Administrative Agent and the Lender waive the Existing Default.  The waiver set forth in this Section 3 is a one-time waiver and applies only to the failure by the Borrower to accurately list its Subsidiaries on Schedule 3.15 of the Credit Agreement and not to any other inaccurate representation or warranty, if any, by Borrower or any other Loan Party.

            4.           Binding on Successors and Assigns.  All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

            5.           Governing Law.  This Amendment is a contract made under, and shall be governed by and construed in accordance with the laws of the State of Indiana.

            6.           Amendment of Other Loan Documents.  All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  Except as expressly modified and amended by this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect, and are fully binding on the parties thereto and their respective successors and assigns.

            7.           Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

            8.           Defined Terms.  Except as expressly otherwise stated in this Amendment, all terms used in this Amendment and the Recitals that are defined in the Credit Agreement, and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Randall K. Stephens
Randall K. Stephens, Senior Vice President

ESCALADE, INCORPORATED

By:	/s/ Deborah J. Meinert
Deborah J. Meinert, VP Finance and CFO

Schedule 3.15

CAPITALIZATION AND SUBSIDIARIES

Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares/Ownership

Martin Yale Industries, Inc (Owned by Escalade Incorporated)	1	1000	Common	100%
Indian Industries, Inc. (Owned by Escalade, Incorporated)	1	1000	Common	100%
EIM Company, Inc. (Owned by Escalade, Incorporated)	5,6	100	Common	100%
Escalade Insurance, Inc. (Owned by Escalade, Incorporated)	1	1000	Common	100%
Schleicher and Co. of America, Inc. (Owned by Martin Yale Industries, Inc.)	R-1	100	Common	100%
Olympia Business Systems, Inc. (Owned by Schleicher & Co. of America, Inc.)	R-1	100	Common	100%
Bear Archery, Inc. (Owned by Indian Industries, Inc.)	R-1	100	Common	100%
Escalade Sports Playground, Inc. (Owned by Indian Industries, Inc.)	R-1	100	Common	100%
Harvard Sports, Inc. (Owned by Indian Industries, Inc.)	R-1	1000	Common	100%
U. S. Weight, Inc. (Owned by Indian Industries, Inc.)	R-1	100	Common	100%
SOP Services, Inc. (Owned by EIM Company, Inc.)	R-1	100	Common	100%

Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares/Ownership

Harvard California, S.DE. R.L. C.V. (Owned by Harvard Sports, Inc 90% and Escalade, Inc 10%)	N/A	N/A	N/A	100%
Escalade Sports, S.DE. R.L. C.V. (Owned by Harvard Sports, Inc 90% and Escalade, Inc 10%)	N/A	N/A	N/A	100%
Escalade Sports Holding (HK) Limited (Owned by Indian Industries, Inc.)	N/A	N/A	N/A	100%
Escalade Sports Shanghai (Owned by Indian Industries, Inc.)	N/A	N/A	N/A	100%
Martin Yale International, GmbH (Owned by Martin Yale Industries, Inc.)	N/A	N/A	N/A	100%
Martin Yale International (Beijing) Trading Co. (Owned by Escalade, Inc)	N/A	N/A	N/A	100%
Martin Yale International Ltd., (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	100%
Martin Yale Africa Quality Office and Graphics Products (PTY) Ltd. (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	100%
Martin Yale Italia srl (Owned by Martin Yale International GmbH)	N/A	N/A	N/A	100%
Taros Trading GmbH, (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	100%
Martin Yale Iberica. S.L. (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	100%
Martin Yale Nordic, AB (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	100%

Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares/Ownership

Productos Maestros de Oficina, S.A. DE C.V. (Owned by Martin Yale Industries, Inc.)	N/A	N/A	N/A	100%
Neoteric Industries, Inc (Owned by Martin Yale Industries, Inc.)	87-NX-000001, 88-NX-000001	249997	Common	49.99%
Ekvita spol. S.R.O. (Owned by Martin Yale International, GmbH)	N/A	N/A	N/A	33%
Sweden Table Tennis AB (Owned by Escalade, Inc.)	N/A	N/A	N/A	50%
Escalade International, Ltd. (Owned by Escalade, Inc.)	N/A	N/A	N/A	50%

Consent of the Guarantors

Each of the undersigned Guarantors acknowledges and consents to the execution of the Fourth Amendment to Credit Agreement and reaffirms and agrees that the Guaranty dated as of April 30, 2009, executed by it in favor of the Administrative Agent for the benefit of the Lenders remains in full force and effect with respect to all obligations of the Guarantor thereunder.

Dated as of March 1, 2010.

Bear Archery, Inc.		Martin Yale Industries, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec		Deborah J. Meinert, VP Finance and Sec

EIM Company, Inc.		Olympia Business Systems, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec		Deborah J. Meinert, VP Finance and Sec

Escalade Insurance, Inc.		Schleicher & Co. of America, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec		Deborah J. Meinert, VP Finance and Sec

Escalade Sports Playground, Inc.		SOP Services, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec		Deborah J. Meinert, VP Finance and Sec

Harvard Sports, Inc.		U. S. Weight, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec		Deborah J. Meinert, VP Finance and Sec

Indian Industries, Inc.

By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Sec